NOTE AND WARRANT PURCHASE AGREEMENT



         This Note and Warrant  Purchase  Agreement,  dated as of  December  27,
2002, (this "Agreement") is entered into by and among The 3DO Company, a Delaware corporation, (the "Company"), The 3DO Company, a California corporation ("Subsidiary") and William M. Hawkins, III (the "Purchaser"). The parties, intending to be legally bound, hereby agree as follows:

         1. Definitions. As used in this Agreement, the following capitalized terms have the following meanings:

          (a) "Notes" means the First Note, the Second Note, the amended and restated Previous Note, and the Subsequent Notes (as defined below).

          (b) "Security Agreement" means the Amended and Restated Security Agreement dated as of December 27, 2002 between Company and Investor.

          (c) All capitalized terms not otherwise defined herein shall have the respective meanings given in the Notes or the Security Agreement.

         2. Sale of Notes.

          (a) Loan Commitment Amount. During the period beginning on the date hereof and ending on June 30, 2003 (the "Borrowing Period"), the Subsidiary will sell to Purchaser certain Notes for an aggregate principal amount of up to $8,000,000 (the "Loan Commitment Amount"), including the principal amount of the Previous Note, the First Note and the Second Note described below.

          (b) First Note. Upon execution of this Agreement, the Subsidiary shall issue a secured subordinated promissory note substantially in the form attached hereto as Exhibit A in the principal amount of $1,800,000 (the "First Note"). The parties acknowledge that the Purchaser delivered to the Subsidiary the purchase price of the First Note on December 9, 2002.

          (c) Second Note. Upon execution of this Agreement, the Subsidiary shall issue a secured subordinated promissory note substantially in the form attached hereto as Exhibit B in the principal amount of $1,400,000 (the "Second Note"). The parties acknowledge that the Purchaser delivered to the Subsidiary the purchase price of the Second Note on December 18, 2002.

          (d) Previous Note. The parties acknowledge that the Subsidiary issued a Secured Bridge Note (the "Previous Note") in the principal amount of $3,000,000 on October 1, 2002. The Company, Subsidiary and Purchaser agree to amend and restate the Previous Note in the form attached as Exhibit C and the Subsidiary shall issue the amended and restated Previous Note upon execution of this Agreement. The Subsidiary and Purchaser shall amend and restate the Security Agreement dated October 1, 2002 by the Subsidiary in favor of the Purchaser in the form attached hereto as Exhibit D. The Subsidiary acknowledges that the Subordination

     Agreement between GE Capital Commercial Services, Inc. and the Purchaser dated October 1, 2002 is no longer effective.

          (e) Initial Closing. The execution of this Agreement and the closing of the purchase and sale of the First Note and Second Note and the issuance of the amended and restated Previous Note to the Purchaser hereunder shall be held at the offices of the Company on the date and time upon which the Company, Subsidiary and Purchaser sign this Agreement (the "Initial Closing"). At the Initial Closing, the Subsidiary shall deliver to the Purchaser the executed First Note, Second Note and the amended and restated Previous Note, and the Purchaser shall deliver to the Subsidiary the Previous Note for cancellation.

          (f) Subsequent Closing(s). During the Borrowing Period, the Subsidiary may further issue and sell notes to Purchaser (the "Subsequent Closings") for additional draw amounts (each respectively, a "Subsequent Draw Down Amount") not to exceed the Loan Commitment Amount in the aggregate (including the principal amount of the First Note, Second Note, the Previous Note and any Subsequent Notes (as defined below)) by giving notice thereof to Purchaser (each, a "Notice"). Within five (5) business days after a Notice is received by Purchaser, the Purchaser will lend to the Subsidiary, and the Subsidiary will borrow from Purchaser, an amount equal to such Purchaser's Subsequent Draw Down Amount as set forth in the Notice. In consideration therefor, the Company will issue to Purchaser a secured promissory note for a principal amount equal to such Subsequent Draw Down Amount (each, a "Subsequent Note") in the form attached as Exhibit E.

          (g) Delivery. At each closing of the sale of a Note to the Purchaser, the Subsidiary will deliver to the Purchaser a Subsequent Note in the principal amount of the Subsequent Draw Down Amount dated as of the date of each closing, in exchange for cash, check or forgiveness of indebtedness in an amount equal to the principal amount of the Subsequent Note.

         3. Registration Rights Agreement. Simultaneous with the execution of this Agreement, the Company and the Purchaser shall enter into the Amended and Restated Registration Rights Agreement in substantially the form attached hereto as Exhibit F.

         4. Warrant. In consideration of Purchaser's commitment to purchase up to the Loan Commitment Amount of Notes from Subsidiary, Company shall issue a warrant to Purchaser in the form attached hereto as Exhibit G (the "Warrant").

         5. Representations and Warranties of Company and Subsidiary. Company and Subsidiary represent and warrant to Purchaser as of the date hereof and each Subsequent Closing that:

          (a) Due Incorporation, Qualification, etc. Each of Company and Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a Material Adverse Effect.

         (b) Authority.

              (1) Corporate Authorization. The execution, delivery and performance by Company and Subsidiary of each Transaction Document to be executed by Company or Subsidiary and the consummation of the transactions contemplated thereby (i) are within the power of Company and Subsidiary; and
(ii) have been duly authorized by all necessary actions on the part of Company and Subsidiary, except that the approval by the Company's stockholder of the exercise of the Warrant, if applicable, has not been obtained.

              (2) Valid Issuance. The Warrant, and the shares of Common Stock issued upon exercise of the Warrant (collectively, the "Securities"), when issued in compliance with the provisions of this Agreement and the Warrant will be validly issued and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws.

          (c) Enforceability. Each Transaction Document executed, or to be executed, by Company or Subsidiary has been, or will be, duly executed and delivered by Company and Subsidiary and constitutes, or will constitute, a legal, valid and binding obligation of Company and Subsidiary, enforceable against Company and Subsidiary in accordance with its terms, except as limited by (i) bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity and (ii) limitations on the enforceability of the indemnification provisions of the Registration Rights Agreement as limited by applicable securities laws.

          (d) Non-Contravention. The execution and delivery by Company and Subsidiary of the Transaction Documents executed by Company and Subsidiary and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Articles of Incorporation or Certificate of Incorporation, as applicable, or Bylaws of Company or Subsidiary or any material judgment, order, writ, decree, statute, rule or regulation applicable to Company or Subsidiary; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which Company or Subsidiary is a party or by which it is bound; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of Company or Subsidiary (other than any Lien arising under the Transaction Documents) or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to Company or Subsidiary, its business or operations, or any of its assets or properties.

          (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including the shareholders of any Person) is required in connection with the execution and delivery of the Transaction Documents executed by Company and Subsidiary and the performance and consummation of the transactions contemplated thereby, except such consents, approvals, orders, authorizations, registrations, declarations or filings that are so required and which have been obtained and are in full force and effect, except that the approval by the Company's stockholder of the exercise of the Warrant, if applicable, has not been obtained.

          (f) No Violation or Default. Neither Company nor Subsidiary is in violation of or in default with respect to (i) its Articles of Incorporation or Certificate of Incorporation, as applicable or Bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Company or Subsidiary; or (ii) any material mortgage, indenture, agreement, instrument or contract to which Company or Subsidiary is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a Material Adverse Effect.

          (g)  Litigation.  Except as set forth in Item 4(g) of  Schedule  I, no actions (including derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Company, threatened against Company or Subsidiary at law or in equity in any court or before any other governmental authority which (i) if adversely determined could reasonably be expected to (alone or in the aggregate) have a Material Adverse Effect; or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by Company or Subsidiary of the Transaction Documents or any of the transactions contemplated thereby.

          (h) Accuracy of Information Furnished. None of the Transaction Documents and none of the other certificates, statements or information furnished to Purchaser by or on behalf of Company or Subsidiary in connection with the Transaction Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (i) Government Consent, Etc. No consent, approval, order or authorization of, or designation, registration, declaration or filing with, any federal, state, local or other governmental authority on the part of Company or Subsidiary is required in connection with the valid execution and delivery of this Agreement, the Notes, the Warrant or the offer, sale or issuance of the Securities, other than, if required, filings or qualifications under the California Corporate Securities Law of 1968, as amended (the "California Law"), or other applicable blue sky laws, which filings or qualifications, if required, will be timely filed or obtained by Company.

         6. Representations and Warranties by Purchaser. Purchaser represents and warrants to Company and Subsidiary as of the Closing Date as follows:

          (a) Investment Intent: Authority. This Agreement is made with Purchaser in reliance upon Purchaser's representation to Company and Subsidiary, evidenced by Purchaser's execution of this Agreement, that Purchaser is acquiring the Securities for investment for Purchaser's own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended, (the "Securities Act") or the California Law. Purchaser has the full right, power, authority and capacity to enter into and perform this

     Agreement and the Agreement will constitute a valid and binding obligation upon Purchaser, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

          (b) Securities Not Registered. Purchaser understands and acknowledges that the offering of the Securities pursuant to this Agreement will not be registered under the Securities Act or qualified under the California Law on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualification pursuant to section 25102(f) of the California Law, and that Company's reliance upon such exemptions is predicated upon Purchaser's representations set forth in this Agreement. Purchaser acknowledges and understands that resale of the Securities may be restricted indefinitely unless the Securities are subsequently registered under the Securities Act and qualified under the California Law or an exemption from such registration and such qualification is available. Purchaser acknowledges that Company is under no obligation to effect any registration with respect to the Securities or to file for or comply with any exemption from registration, except as provided in Section 3.

          (c) Transfer Restrictions. Purchaser covenants that in no event will it sell, transfer or otherwise dispose of any of the Securities other than in conjunction with an effective registration statement for the Securities under the Securities Act or pursuant to an exemption therefrom, or in compliance with Rule 144 promulgated under the Securities Act or to a person related to or an entity affiliated with said Purchaser and other than in compliance with the applicable securities regulation laws of any state.

          (d) Knowledge and Experience. Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser's prospective investment in the Securities; (ii) has the ability to bear the economic risks of Purchaser's prospective investment; (iii) has had all questions which have been asked by Purchaser satisfactorily answered by Company; and (iv) has not been offered the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media. Purchaser represents and warrants that he is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities Act.

         7.  Legends.   Company  will  place  the  following   legends  on  each
certificate representing Securities:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

         8. Miscellaneous.

          (a) Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified upon the written consent of Company, Subsidiary and Purchaser.

          (b) Governing Law. This Agreement, the Notes, the Warrant, the other Transaction Documents, and all actions arising out of or in connection herewith or therewith shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state. Any action or proceeding relating in any way to this Agreement or the other Transaction Documents may be brought and enforced in the courts of the State of California or of the United States for the Northern District of California.

          (c) Entire Agreement. This Agreement together with the exhibits attached hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          (d)  Survival.   The   representations,   warranties,   covenants  and
     agreements made herein shall survive the execution and delivery of this Agreement.

          (e) Expenses. Company shall pay on demand all reasonable fees and expenses incurred by Purchaser, including reasonable legal fees and expenses in connection with the preparation, execution and delivery of this Agreement and the other Transaction Documents.

          (f) Notices, etc. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt if personally delivered, (ii) three (3) days after being mailed by registered or certified mail, postage prepaid, or
     (iii) one day after being sent by recognized overnight courier or by facsimile, if to Purchaser, at c/o Company at 200 Cardinal Way, Redwood City, California 94063, or at such other address or number as Purchaser shall have furnished to Company in writing, or if to Company or Subsidiary, at 200 Cardinal Way, Redwood City, California 94063 or at such other address or number as Company shall have furnished to Purchaser in writing.

          (g) Validity. If any provision of this Agreement, the Notes or the Warrant shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

          (i) Assignment. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         9. Additional Assurances. Investor agrees to negotiate in good faith with Company and Subsidiary with respect to additional financial assistance to Company and Subsidiary on terms to be discussed among the parties that the parties currently contemplate may provide up to an additional $2,000,000 of financial assistance to Company and Subsidiary.

10. Future Financing.

          (a) Participation in Qualified Financing. In the event Company consummates or proposes to consummate, prior to March 31, 2003, an equity or debt financing (a "Qualified Financing"), then the Subsidiary shall have the option of causing Purchaser to purchase (solely through cancellation of principal and accrued interest under the Notes) up to an aggregate of $3,000,000 of securities issued in the Qualified Financing (the "Financing Securities") at the same price and on the same terms as the other investors in the Qualified Financing, or, if there are no other investors, at such price and on such terms as are acceptable to Purchaser and Subsidiary. In conjunction with such purchase, the Purchaser shall become a party and shall execute all related Qualified Financing documentation. Purchaser agrees that any subsequent holder of the Notes shall be bound by the provisions of this Section 10 .

          (b) Procedures. If Notes are to be cancelled pursuant to this Section 10, written notice shall be delivered to Purchaser at the address last shown on the records of Subsidiary for Purchaser or given by Purchaser to Subsidiary for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of Subsidiary is located, notifying Purchaser of the Qualified Financing, the terms of the Qualified Financing, the principal amount and interest of the Notes to be cancelled, the date on which such cancellation is expected to occur and calling upon Purchaser to surrender to Subsidiary, in the manner and at the place designated, the Notes. Upon such cancellation of the Notes, Purchaser shall surrender the Notes, duly endorsed, at the office of Subsidiary. Subsidiary shall, or shall cause Company to, as soon as practicable thereafter, issue and deliver at such office to Purchaser a certificate or certificates for the Financing Securities to which Purchaser shall be entitled (bearing such legends as are required by the Qualified Financing documentation and applicable state and federal securities laws in the opinion of counsel to Subsidiary), together with replacement Notes (if any principal amount and accrued interest is not cancelled) and any other securities and property to which Purchaser is entitled under the terms of the Notes, including a check payable to Purchaser for any cash amounts payable as described in Section 10(c), if applicable. The cancellation shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the Notes, and the Person or Persons entitled to receive the Financing Securities upon such conversion shall be treated for all purposes as the record investor or investors of such Financing Securities as of such date.

          (c) Fractional Shares; Interest; Effect. No fractional shares shall be issued upon cancellation of the Notes pursuant to Section 10. In lieu of Company issuing any fractional shares of Financing Securities to Purchaser upon cancellation of the Notes, Subsidiary shall pay to Purchaser the cash value of the fraction of a share not issued pursuant to the previous sentence, if a replacement Note is not issued pursuant to Section 10(b). In addition, Subsidiary shall pay to Purchaser any interest accrued on the amount cancelled and on the amount to be paid to Subsidiary pursuant to the previous sentence, if accrued interest is not cancelled.

     Upon cancellation of the Notes in full and the payment of the amounts specified in this Section 10(c), Subsidiary shall be forever released from all its obligations and liabilities under the Notes.

          (d) Limitation on Qualified Financing. Company shall not issue any Financing Securities pursuant to this Section 10 if the issuance of such
     Financing Securities would cause the Company to exceed that number of shares of Common Stock or securities convertible into Common Stock which Company may issue upon cancellation of the Notes (the "Exchange Cap") without breaching Company's obligations, if applicable, under the rules or regulations of the Nasdaq National Market, except that such limitation shall not apply in the event that Company (a) obtains the approval of its stockholders as required by the Nasdaq National Market (or any successor rule or regulation) for issuances of Common Stock in excess of such amount,
     (b) obtains a written opinion from outside counsel to the Subsidiary that such approval is not required, which opinion shall be reasonably satisfactory to the holder of the Note, or (c) adequate provisions similar to those contained in this section are contained in the Qualified Financing documentation.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

                                 COMPANY:

                                 THE 3DO COMPANY
                                 a Delaware corporation


                                 By:    /s/ James A. Cook
                                      ------------------------------------------

                                 Name:   James A. Cook
                                       -----------------------------------------

                                 Title:    Secretary
                                        ----------------------------------------



                                 SUBSIDIARY:

                                 THE 3DO COMPANY
                                 a California corporation


                                 By:    /s/ James A. Cook
                                      ------------------------------------------

                                 Name:   James A. Cook
                                       -----------------------------------------

                                 Title:    Executive Vice President
                                        ----------------------------------------


The 3DO Company
Signature Page to the
Note and Warrant Purchase Agreement

                                    PURCHASER:

                                    William M. Hawkins, III



                                    /s/ William M. Hawkins, III
                                    -------------------------------------------


Trip Hawkins
Signature Page to the
Note and Warrant Purchase Agreement

                                    EXHIBIT A

                                   FIRST NOTE

                                    EXHIBIT B

                                   SECOND NOTE

                                    EXHIBIT C

                              AMENDED AND RESTATED
                                  PREVIOUS NOTE

                                    EXHIBIT D

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT

                                    EXHIBIT E

                             FORM OF SUBSEQUENT NOTE

                                    EXHIBIT F

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT G

                                     WARRANT